UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2025

Mustang Bio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38191	47-3828760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Sawyer Road, Suite 110

Waltham, MA 02453

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

377 Plantation Street

Worcester, Massachusetts 01605

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MBIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Effective February 19, 2025, the holders of a majority of the voting power of the capital stock of Mustang Bio, Inc. (the “Company”) executed a written consent authorizing, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 5,475,082 shares of the Company’s common stock underlining certain outstanding warrants issued by the Company pursuant to (A) that certain engagement letter, dated as of October 23, 2024 (the “Engagement Letter”), with H.C. Wainwright & Co., LLC (the “Placement Agent”) and (B) that certain Securities Purchase Agreement, dated as of February 5, 2025 (the “Purchase Agreement”), by and among the Company and certain accredited investors signatory thereto (the “Investors”), in an amount equal to or in excess of 20% of the number of shares of common stock outstanding immediately prior to the issuance of such warrants (collectively, the “Warrant Share Issuance”).

The written consent was signed by the holders of 131,052 shares of the Company’s issued and outstanding common stock and 250,000 shares of the Company’s issued and outstanding Class A Preferred Stock. Each share of common stock and Class A Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders and each share of Class A Preferred Stock has the voting power of 1.1 times (A) the number of outstanding shares of common stock plus (B) the whole shares of common stock into which the outstanding shares of Class A Common Stock and Class A Preferred Stock are convertible, divided by the number of outstanding shares of Class A Preferred Stock, or approximately 8.4 votes per share as of February 19, 2025. Accordingly, the holders of approximately 56% of the voting power of the Company’s capital stock as of February 19, 2025 signed the written consent approving the Warrant Share Issuance.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a definitive information statement on Schedule 14C will be filed with the Securities and Exchange Commission and sent or provided to the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mustang Bio, Inc.
(Registrant)
Date: February 21, 2025
	By:	/s/ Manuel Litchman, M.D.
	Name:	Manuel Litchman, M.D.
	Title:	President, Chief Executive Officer and
Interim Chief Financial Officer